Exhibit 10.29
FORMULA FOR DETERMINING 2025 TARGET PSU AND RSU AWARDS

FORMULA FOR DETERMINING 2025 TARGET PERFORMANCE SHARE UNIT ("PSU")
AND RESTRICTED STOCK UNIT ("RSU") AWARDS TO BE ISSUED TO NAMED EXECUTIVE OFFICERS

The target number of PSUs and RSUs to be issued to each Named Executive Officer listed below for 2025 will be determined in accordance with the following formula:

2025 Target Number PSU Awards tied to Relative TSR	=	Base Salary as of 2/6/2025	X	Long-Term Incentive Target listed below	X	60%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2025

2025 Target Number PSU Awards tied to Clean Energy Transition =	Base Salary as of 2/6/2025	X	Long-Term Incentive Target listed below	X	10%
	Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2025

2025 Target Number RSU Awards =	Base Salary as of 2/6/2025	X	Long-Term Incentive Target listed below	X	30%
	Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2025

NAMED EXECUTIVE OFFICER	LONG-TERM INCENTIVE TARGET AS PERCENT OF BASE SALARY
Lyons	500%
Moehn	315%
Birk	225%
Singh	215%
Diya	200%
Nwamu	180%
Schukar	155%